Exhibit 99.1

PP_Main _Bkgrd _V3.png0 PP_Title _Bkgrd_V2.png EarthLink Overview First Quarter 2012 May 2012

PP_Main_ Bkgrd_V3.png1 Orb_reflect.png About EarthLink Over 1.4 million customer relationships Over $1.3 billion in annualized revenue Over 3,000 employees Business Description The Company EarthLink is a leading IT services, network and communications provider. We empower customers with managed IT services including cloud computing, data centers, virtualization, security, applications and support services, in addition to nationwide data and voice IP services.

PP_Main_ Bkgrd_V3.png2 Investment Thesis •Differentiated product and service offerings •Opportunity to rapidly grow IT services •Nationally recognized and trusted brand •Improving revenue trajectory •Substantial cash flow •Strong balance sheet and significant tax assets

119117044.jpg PP_Main_Bkgrd_V3.png3 20.5% 6.9% 43.0% 17.5% 36.4% 75.6% Q4 '10 Q1 '12 Business Services Consumer Broadband and VAS Consumer Dial $167M $344M We continue to transform the revenue profile of our company •Business Services, Broadband and Value Added Services comprise 93% of our revenues •Dial is just under 7% of our total revenue Revenue Mix Over Time

PP_Main_Bkgrd_V3.png4 Core IP Voice and Data Services Voice: Hosted Voice, Integrated Access, SIP Trunks and PRI, Converged Minutes Data: MPLS, Internet Access, Blended Access Options Managed Security Services Network and Cloud, Endpoint and Device, Compliance and Monitoring, Business Continuity Managed Support Services Managed IT Tech Care Virtualization Services Cloud Hosting Cloud Workspace Dedicated Server Disaster Recovery Application Services Secure Email Archiving/Encryption Collaboration Database myLink™ Control Point Data Center Services Colocation Unique Combination of Network & Cloud Services Positions EarthLink as a One-Stop-Shop Strategic Product Portfolio

PP_Main_Bkgrd_V3.png5 Customer Profiles Able to offer customers IT services with or without connectivity •Healthcare vertical •Dedicated servers, Hosted Exchange, Data Backup •Customer brought in using inside sales motion Cloud Services $3K MRR •Mid sized regional retailer with 20 locations •MPLS Connectivity ($8K MRR) •IT Services – Managed Security and Hosting, Remote Access, Hosted Email and Asset Management ($22K MRR) IT Services Plus Connectivity $30K MRR •Retail vertical •MPLS Connectivity (3,000+ nodes) •EarthLink selected due to ubiquitous nationwide network Connectivity $800K MRR •Financial vertical •Virtual Help Desk Services – 1,000 calls/day •1st and 2nd level support for 20K desktops as well as banking applications IT Support Services $100K MRR

PP_Main_Bkgrd_V3.png6 Growing IT Services Opportunity Based on Compound Annual Growth Rate 2010-2014 Source: Cisco Visual Networking Index – Forecast and Methodology 2009 – 2014, Gartner 2011, Wall Street research, Frost & Sullivan Industry Growth Rates Sources: D&B, Computer Economics, EarthLink internal analysis Source: 2012 IDG Enterprise Cloud Computing Study 20% 28% 34% 0% 20% 40% 60% 80% 100% MPLS IP Traffic Hosted Voice IT Services 75% 40% Telecom Spend, 10% IT Services Spend, 90% On average, organizations will increase cloud computing spending by 16%, and 63% of organizations agreed or strongly agreed that there will be long term cost savings. Two-thirds of companies said they expect to increase cloud spending in the next 12 months. The majority of IT executives said they are focusing their budgets on private clouds. Seven out of ten business and IT leaders said their IT departments needed to expand their skills base.

PP_Main_Bkgrd_V3.png7 Strong and Well-Recognized Brand Name Source: 2010 B2B Telecommunications Study Recent brand name study of IT professionals shows EarthLink has the highest brand recognition amongst SMB focused communication providers 19% 19% 22% 24% 28% 29% 43% 68% 76% 86% Cbeyond MegaPath tw telecom XO Level3 Windstream EarthLink Sprint Verizon AT&T

8

Extensive Fiber Network


Seattle
Portland
San Francisco
Roseville
Sacramento
Sunnyvale
San Jose
Salt Lake City
Denver
Las Vegas
Los Angeles
San Diego
Phoenix
Minneapolis
Kansas City
Chicago
St. Louis
Detroit
Newark
Cleveland
Pittsburgh
Indianapolis
Ashburn
Boston
Providence
New York
Philadelphia
Camden
Baltimore
Washington
Nashville
Charlotte
Atlanta
Dallas
Fort Worth
Austin
San Antonio
Houston
New Orleans
Tampa Bay
Orlando
Core Network Nodes
Multi-Service Access POPS
Fiber Infrastructure
Nationwide Data Backbone
10G Backbone
DSL Coverage Alternatives

National Connectivity Offers Key Competitive Advantages

EarthLink

PP_Main_Bkgrd_V3.png9 Fiber, Data Centers and Collocations Note: Fiber route miles include those in the U.S. only. Source: Company filings, websites and press releases Metro Fiber Route Miles: 30,000 NA 16,850 18,500 7,916 20,000 9,000 NA 165,000 100,000 73,050 66,900 28,804 27,300 19,000 7,000 Level 3 Communications Windstream Cogent Communications Zayo EarthLink tw Telecom XO Holdings Knology Extensive network with dense metro fiber: •Over 1,400 LEC collocations •90 Metro Fiber Markets in 25 States •Access Agnostic Connectivity: T-1, DS3, DSL, Ethernet, Wireless •4 Secure Data Centers on EarthLink Fiber network Total Fiber Route Miles:

PP_Main_Bkgrd_V3.png10 Investments in Growth Sales Force Re- education: We aim to sell larger & more complex solutions to customers Alternative Sales Motions: Inside sales and partner relationships EarthLink Brand: We go to market as one brand •Virtual learning management system •120 sales specific courses •85% of initial sales force successfully completed training •121k hours of training complete at launch - equivalent to 5 weeks per rep •Inside sales motion is gaining traction •In Q1 we increased our inside sales reps from 15 to 24 •Productivity nearly $3K/month per rep •Significantly lower cost structure than direct sales •Scaling this investment •Signing new agent and VAR agreements •We continue to evaluate a richer mix of web and inside sales •EarthLink brand has contributed to improvements in churn •Opens more customer doors for sales force leading to increased quotes and bids #1 #2 #3

PP_Main_Bkgrd_V3.png11 Sales Metrics Q1 Closed Sales Mix Includes legacy and new product suite •We are selling significantly more growth products than the makeup of our base reflects •Nearly 30% of our Q1 sales consisted of MPLS, Hosted Voice, and IT Services •We saw a strong trajectory within the quarter for our new product suite This is a more favorable mix than we anticipated and we continue to see promising early signs that the recent product launches are moving us in the right direction

PP_Main_Bkgrd_V3.png12 Selected Q1 2012 Customer Wins IT Services Plus Connectivity •Healthcare Vertical •MPLS Connectivity •IT Services – Help desk, VMware, Storage/Replication, Licensing Servers, Professional Services IT Services Plus Connectivity •Services Vertical •IT Services: VMware, Back- up Storage, Firewall Services, and Server OS •Connectivity: Integrated Voice & Data & MPLS, 6 locations Virtualization Services •Education Vertical •Dedicated Servers and Disaster Recovery •EarthLink was chosen for data center stability and geographic diversity Virtualization Services •Government Vertical •Data Back-Up & Hosted Exchange •EarthLink chosen for product & service capabilities Integrated Voice & Data •Retail - Grocery Store, 256+ locations •Integrated Voice & Data •Long standing trusted advisory relationship Data & Voice •Banking, 23+ locations •MPLS Connectivity & Hosted Voice •Customer brought in through insides sales motion Data & Internet •Retail, 18+ locations •MPLS, Hosted Voice & Wireless Back-up •EarthLink selected due to comprehensive product portfolio Business Internet Access •Retail, 22+ locations •EarthLink selected due to nationwide network IT Services Wins Connectivity Services Wins Deals range in size from $5K - $85K in monthly recurring revenue

PP_Main_Bkgrd_V3.png13 Integration Status Update

PP_Main_Bkgrd_V3.png14 Integration Completed Milestones Launched SIP Origination in our Wholesale Segment (Apr „12) Collapsed 3rd and final NOC (Apr „12) Launched our IT services product suite (Q1 „12) NE sales management integration (Q1 „12) Selected our billing platform (Q1 „12) Consolidated network inventory platform (Q1 „12) New Edge billing platform integration (Q4 „11) South Florida LEC circuit migration (Q4 „11) Payroll, time / attendance integration (Q4 „11) Customer support improvements & tools (Q4 „11) Nationwide product suite & sales training (Q4 „11) Upcoming Milestones Additional OSS planning and development phases Another phase of customer support consolidation Northeast provisioning and inventory migration Unified quoting and single product catalog Unified order management We completed several key milestones in the first quarter and continue to see improvements in operational quality and churn metrics

PP_Main_Bkgrd_V3.png15 EarthLink Financial Information

PP_Main_Bkgrd_V3.png16 1.0% 1.4% 1.8% 2.2% Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 •We have taken steps to improve Business churn •Churn has declined prior to the impact of several initiatives which we are now undertaking Churn Improving Business Services Retail Churn(1) 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Consumer Churn •Consumer mix is continually migrating towards longer tenures •Churn has fallen as a result and we expect further improvement Churn continues to decline (1) Gross revenue loss excluding customer writedowns. Sourced from multiple legacy company systems.

PP_Main_Bkgrd_V3.png17 Business Services Revenue % YoY (1) Total Company Revenue % YoY(1) •Business Services revenue trajectory continues to improve •While quarterly results could be lumpy, we expect Business Services revenue to grow sequentially by year-end 2012 •Total company revenue trajectory, including Consumer, continues to improve Business Revenue Trajectory (1) Pro-forma for acquisitions and Q1 ’11 normalized for one-time items and accounting presentation

PP_Main_Bkgrd_V3.png18 2012 Guidance Projecting Adjusted EBITDA of $285M - $295M(1) Projecting CapEx of $115M - $135M •Two-thirds of capital is variable •Guidance assumes higher sales in 2012 Projecting Net Income of $7M - $11M (1)Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

PP_Main_Bkgrd_V3.png19 Strong Capitalization Balance Sheet Summary ($M) We remain under-levered relative to peers •1.2x leverage ratio •Balance sheet provides us substantial flexibility •Tax assets can offset taxable income well into the 2020s (2) •$99M of share repurchase authorization (1)Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures (2)Illustrative – if taxable income averaged an equivalent amount to 2011’s $54 million level

PP_Main_Bkgrd_V3.png20 Leverage Ratios 1Other than for EarthLink all data above is sourced from Thomson Reuters and is as of 12/31/2011. EarthLink information above is pro-forma for OneComm transaction - EarthLink data reflects Debt Discounts and Premiums as reflected on Balance Sheet - EarthLink leverage ratio denominator is legacy EarthLink standalone TTM through 12/31/2011 plus pro forma TTM results for OneComm 2Denominator for Debt Leverage Ratios is TTM Operating EBITDA defined by Thomson Reuters as Operating Income Before Depreciation and Amortization. As of December 31, 2011 Significantly Lower Leverage than Industry Peers png21 EarthLink’s Valuation Relative to Peers Enterprise Value/Adjusted EBITDA is calculated using Enterprise Value based on market capitalization as of 3/30/12 less Q4, 11 Ending Cash minus Debt divided by FY, 11 Adjusted EBITDA. All data sourced from Thomson Reuters. Transaction multiples based on 2011 EV/EBITDA Offers Compelling Opportunity for Shareholders PP_Main_Bkgrd_V3.

png22 Well Positioned to Create Value Expect to grow business services sequentially by the end of this year •Revenue trajectory has shown meaningful improvement so far •The quality of our sales force has improved •We are scaling more efficient sales motions, like inside sales •Our nationwide product suite is just now in the hands of our sales force •IT services represents a large and rapidly growing industry that we have the opportunity to capitalize on Will continue to evaluate strategic opportunities •Positioned to grow with the assets we have •Will remain opportunistic and disciplined Generating significant cash flow Capital structure is a strength PP_Main_Bkgrd_V3.

PP_Main_Bkgrd_V3.png23 Appendix

PP_Main_Bkgrd_V3.png24 Key Executives C:\Users\kalishal\Desktop\Joe_Wetzel_01.JPGC:\Users\kalishal\Desktop\Brad_Ferguson.JPGC:\Users\kalishal\Desktop\Rolla_Huff2.JPGRolla P. Huff Chairman and Chief Executive Officer •Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award-winning customer service competencies. •Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. •30+ year record of achievement as a business, operational and financial strategist. •Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. •Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. •Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. •Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. •More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Joe Wetzel, President and Chief Operating Officer •Joined in 2007 responsible for operations, customer care, revenue, network engineering and information technology. •President and Chief Operating Officer of Mpower Communications, delivering voice and data to consumer, business and wholesale customers in major US markets. •MediaOne Group Vice President of Technology led corporate engineering functions at the third largest U.S, cable company. Oversaw technology development to deliver advanced voice, data, and video over an upgraded broadband cable network. Involved in business development with MediaOne merger with AT&T. •Broad range of senior level Technology and Operations positions within U S WEST. Brad Ferguson, Chief Financial Officer •Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. •Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring . •Previously member of the audit practice at Arthur Andersen LLP.

PP_Main_Bkgrd_V3.png25 Brian Fink, Executive Vice President, Chief Strategy Officer •Joined EarthLink in January 2011 responsible for Strategic Planning and Program Delivery. •Responsible for leveraging the core capabilities of EarthLink Cloud™ to position EarthLink as a national Managed Services Provider offering a full set of secure IT solutions for small, mid market and national customers. •Over 20 years of IT and telecommunications executive leadership in both entrepreneurial and large growth companies, he brings extensive IP and managed services experience and a track record for delivering innovative technology driven solutions. Cardi Prinzi, Executive Vice President, Marketing •Joined EarthLink in 2009 as President of New Edge Networks where he led this managed services business to optimize growth and profitability, while further developing its competitive positioning in the marketplace. •Senior Vice President of Marketing for TelePacific Comm., responsible for sales, product development and management, marketing, regulatory and external affairs. •More than 25 years of industry experience in sales and marketing leadership, as well as data operations management with companies such as Pihana Pacific, Inc. (Equinix, Inc.), WorldCom/MFS and Sprint. Mae Squier-Dow, President, Sales •Joined EarthLink in 2011 responsible for EarthLink Business sales and account management teams. •Experienced technology executive with a 27-year track record of engaging customers and producing results in value-added service businesses. •Senior Vice President of Business Development at Current Group, and previously held leadership positions at Choice One Communications as Senior Vice President of Sales and Service, President of Network Services and Chief Operating Officer.

PP_Main_Bkgrd_V3.png26 ComputerMonitor3.pngEarthLink IT Services Acquisitions Logical Solutions (Closed Q2 ‘11): Virtual Computing Platform • Enterprise class data center • Web and application hosting • On demand server virtualization Business Vitals (Closed Q3 ‘11): Managed IT Security • Tier IV data center • Security Operations Center • IT security and Risk Management STS (Closed Q1 ‘11): Hosted VoIP platform • Voice over IP services • Small and mid-size business customers Expanding IT support capabilities on an extensive IP network Synergy (Closed Q4 ’11): IT Solution Center • IT Help Desk • VAR Network • Hosted Applications xDefenders (Closed Q3 ‘11): • Managed IT and Cloud Security • Security Operations Center

PP_Main_Bkgrd_V3.png27 Consumer Tenure and Loyalty •Customers with longer tenure have historically lower churn •The mix of our customer base is continually migrating towards longer tenures –80% of Narrowband customers have been with us for 5 years or more and 37% have been with us for 10 years or more –70% of Broadband customers have been with us for 2 years or more Narrowband includes PeoplePC Dial and Premium Narrowband Broadband includes ELNK ADSL and Time Warner Cable Direct/Affiliate Consumer churn continues to fall

PP_Main_Bkgrd_V3.png28 Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration- related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management also uses Unlevered Free Cash Flow to assess its ability to fund capital expenditures, fund growth and service debt. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current periods results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

29 2012 Guidance Non GAAP Reconciliation Twelve Months Ended December 31, 2012 Net income $7 - $11 Interest expense and other, net 62 Income tax provision 5 - 6 Depreciation and amortization 183 - 188 Stock-based compensation expense 13 Restructuring, acquisition and integration-related costs 15 Adjusted EBITDA $285 - $295 EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA (in millions)

30 Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include: uncertainties (1) that we may not be able to execute our strategy to grow our business services revenue, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (4) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (5) that our failure to achieve operating efficiencies will adversely affect our results of operations; (6) that unfavorable general economic conditions could harm our business; (7) that we face significant competition in the communications and managed IT services industry that could reduce our profitability; (8) that decisions by the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (9) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (10) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (11) that we may experience reductions in switched access and reciprocal compensation revenue; (12) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (13) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our revenue and results of operations; (14) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (15) that our consumer business is dependent on the availability of third-party network service providers; (16) that we face significant competition in the Internet industry that could reduce our profitability; (17) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (18) that potential regulation of Internet service providers could adversely affect our operations; (19) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (20) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (21) that security breaches could damage our reputation and harm our operating results; (22) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (23) that our business depends on effective business support systems and processes; (24) that government regulations could adversely affect our business or force us to change our business practices; (25) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (26) that we may not be able to protect our intellectual property; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (30) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (31) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (32) that we may require additional capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (33) that we may reduce, or cease payment of, quarterly cash dividends; (34) that our stock price may be volatile; and (35) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual d uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2011.